EXHIBIT 10.10

                                                                 ENT-1 US
                                                                 --------

                               ASSIGNMENT
                               ----------

          I/We,
     (1) Lowell M. Somers, and (2) James E. Wynn, residing, respectively, at
     (1)  84096 Indio Springs Drive, Apt. #112
          Indio, California 92201, and
     (2)  306 Ayers Circle
          Summerville, South Carolina 29485,

for good and valuable consideration, receipt of which is hereby acknowledged, have assigned, sold and transferred to and do hereby assign, sell and transfer to ENTROPIN, INC., a corporation organized and existing under the laws of the STATE OF CALIFORNIA and having an office and a place of business at 45-926 OASIS STREET INDIO, CALIFORNIA 92201 its successors and assigns: (1) the entire right, title and interest in the United States and in all countries throughout the world in and to any and all my/our inventions and discoveries disclosed in the application for Letters Patent in the United States entitled: DERIVATIVES OF BENZOYLECGONINE, ECGONINE AND ECGONIDINE AND METHODS OF PREPARING AND USING SAME, and filed in the United States Patent and Trademark Office on DECEMBER 31, 1992, under Serial Number 07/999,307, including any renewals, revivals, reissues, reexaminations, extensions, continuations and divisions thereof, and any substitute applications therefor; (2) the full and complete right to file patent applications in the name of ENTROPIN, INC., its designee, or in my/our names at ENTROPIN, INC.'s or its

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designee's election, on the aforesaid inventions, discoveries and applications in all countries of the world; (3) the entire right, title and interest in and to any Letters Patent which may issue thereon in the United States or in any other country of the world and any renewals, revivals, reissues, reexaminations and extensions of the same; and (4) the entire right, title and interest in all Convention and Treaty Rights of all kinds thereon, including without limitation all rights of priority in any country of the world, in and to the above inventions, discoveries and applications.

     I/We hereby authorize and request the competent authorities to grant and to issue any and all such Letters Patent in the United States and throughout the world to ENTROPIN, INC. as the assignee of the entire right, title and interest therein, as fully and entirely as the same would have been held and enjoyed by me/us had this assignment, sale and transfer not been made.

     I/We agree, at any time, upon the request of ENTROPIN, INC. to execute and to deliver to ENTROPIN, INC. any additional applications for patents for said inventions and discoveries, or any part or parts thereof, and any applications for patents of confirmation, registration and importation based on any Letters Patent issuing on said inventions, discoveries or applications, and divisions, continuations, renewals, revivals, reissues, reexaminations and extensions thereof.

     I/We further agree at any time to execute and to deliver upon request of ENTROPIN, INC. such additional documents, if any, as are necessary or desirable to secure patent protection on said inventions, discoveries and applications throughout all countries of the world, and otherwise to do the necessary to give full effect to and to perfect the rights of ENTROPIN, INC. under this Assignment,

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including the execution, delivery and procurement of any and all further documents evidencing this assignment, transfer and sale as may be necessary or desirable.

                                   ASSIGNORS:



                                   /s/ LOWELL M. SOMERS            (1)
                                   -----------------------------------
                                   Lowell M. Somers



                                   /s/ JAMES E. WYNN               (2)
                                   -----------------------------------
                                   James E. Wynn









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          On this 16th day of February, 1993, Lowell M. Somers (1)
personally appeared before me, a Notary Public in and for County of Riverside, and executed the foregoing Assignment and duly acknowledged to me that such Assignment was executed for the uses and purposes therein expressed.

OFFICIAL SEAL                      /s/ OLGA B. HERNANDEZ
                                   --------------------------------------
                                            Notary Public

My Commission Expires July 20, 1993

          On this 28th day of January, 1993, James E. Wynn (2) personally appeared before me, a Notary Public in and for State of South Carolina, and executed the foregoing Assignment and duly acknowledged to me that such Assignment was executed for the uses and purposes therein expressed.


                                   /s/ PATRICIA M. SHARPE
                                   --------------------------------------
                                           Notary Public









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ACKNOWLEDGEMENT OF ASSIGNEE:

          ENTROPIN, INC.
          --------------

By: /s/ HIGGINS D. BAILEY
   -------------------------------
   Higgins D. Bailey, President

          On this 19th day of February, 93, Higgins D. Bailey personally appeared before me, a Notary Public in and for the County of Riverside, and duly acknowledged the executed Assignment on behalf of the Assignee.

OFFICIAL SEAL                      /s/ OLGA B. HERNANDEZ
                                   --------------------------------------
                                            Notary Public

My Commission Expires July 20, 1993









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